UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Introductory Note

This Current Report on Form 8-K is being filed by Superior Industries International, Inc., a Delaware corporation (the “Company” or “Superior”) in connection with the consummation, on December 8, 2025 (the “Closing Date”), of the previously announced Merger (as defined below) contemplated by that certain Agreement and Plan of Merger, dated as of July 8, 2025 (the “Merger Agreement”), by and among the Company, SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and SUP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

At the effective time of the Merger on the Closing Date (the “Effective Time”), in accordance with the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of Parent.  Immediately prior to the Effective Time, Parent held Common Shares that represented approximately 17.6% of the total voting power of the Company.

The Company intends to file a certification on Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) requesting the termination of registration of all shares of common stock, par value $0.01 per share, of the Company (each, a “Common Share”) under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all Common Shares. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

The Merger

At the Effective Time, in accordance with the terms and conditions set forth in the Merger Agreement, each Common Share and each share of preferred stock, par value $0.01 per share designated as Series A Preferred Shares (the “Series A Preferred Shares” and, together with the Common Shares, the “Shares”), in each case, issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective Subsidiaries, (ii) the Company as treasury stock and (iii) holders of Common Shares who have not voted in favor of the Merger or consented thereto and have properly exercised and perfected and not withdrawn, waived or lost a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law) was converted into the right to receive:

•	with respect to each Common Share, $0.09 per Common Share in cash, without interest thereon; and

•	with respect to each Series A Preferred Share, (1) $39.49 per Series A Preferred Share in cash and (2) 0.23 units of limited liability company interests of Parent per Series A Preferred Share.

Treatment of Equity Awards

At the Effective Time, in accordance with the Merger Agreement:

•
each outstanding time-based restricted stock unit (a “Company Restricted Stock Unit”) that was granted under the Company’s 2018 Equity Incentive Plan (the “Company Stock Plan”) that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, became fully vested and terminated and automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to $0.09 per Company Restricted Stock Unit; and

•
each outstanding performance-based restricted stock unit (a “Company Performance Stock Unit”) that was granted under the Company Stock Plan that was outstanding as of immediately prior to the Effective Time, whether vested or unvested, became fully vested as if the applicable level of performance was achieved at target and terminated and automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to $0.09 per Company Performance Stock Unit.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to Superior’s Current Report on Form 8-K/A filed with the SEC on July 9, 2025.

The Company used the proceeds of borrowings under the Term Loan Third Amendment (as defined below) to pay the cash consideration in the Merger.

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2025, the Company entered into that certain Third Amendment to Amended and Restated Credit Agreement (the “Term Loan Third Amendment”), by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto (the “Term Lenders”), and Oaktree Fund Administration, LLC, as administrative agent, which amends that certain Amended and Restated Credit Agreement, dated as of August 14, 2024 (as in effect prior to the effectiveness of the Term Loan Third Amendment, the “Existing Term Loan Credit Agreement” and, as amended by the Term Loan Third Amendment, the “Term Loan Credit Agreement”), by and among inter alios, the Company, the lenders from time to time party thereto, and Oaktree Fund Administration, LLC, as administrative agent. Pursuant to the Term Loan Third Amendment and the Term Loan Credit Agreement, among other things, (i) an additional $27,500,000 of aggregate principal amount of term loans were made to the Company by the Term Lenders, (ii) $172,500,000 of aggregate principal amount of term loans (which amount was increased from the amount provided in the Recapitalization Support Agreement, dated as of July 8, 2025, by mutual agreement of the Company, the Term Loan Lenders, and TPG Growth III Sidewall, L.P. (“TPG”)) were deemed made to the Company by (a) the Term Lenders in exchange for an equivalent amount of obligations owed to the Term Lenders under the Existing Term Loan Credit Agreement and (b) TPG in consideration for its agreement with respect to the increased aggregate principal amount of term loans and (iii) the Term Lenders agreed to waive defaults and events of default outstanding under the Existing Term Loan Credit Agreement.

On December 8, 2025, the Company entered into that certain Third Amendment to Credit Agreement (the “RCF Third Amendment”), by and among the Company, certain subsidiaries of the Company party thereto, the lenders party thereto (the “Revolving Lenders”), and JPMorgan Chase Bank, N.A., as administrative and collateral agent, which amends that certain Credit Agreement, dated as of December 15, 2022 (as in effect prior to the effectiveness of the RCF Third Amendment, the “Existing Revolving Credit Agreement” and, as amended by the RCF Third Amendment, the “Revolving Credit Agreement”), by and among inter alios, the Company, the other borrowers from time to time party thereto, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. Pursuant to the RCF Third Amendment and the Revolving Credit Agreement, among other things, (i) the Revolving Lenders agreed to waive certain defaults and events of default outstanding under the Existing Revolving Credit Agreement and compliance with the financial covenants under the Revolving Credit Agreement through (and including) June 30, 2026 and (ii) the maturity of the revolving credit facility thereunder was amended to June 30, 2026.

On December 8, 2025, the Company entered into that certain Exchange and Contribution Agreement (the “Exchange Agreement”), by and among the Company, each of its subsidiaries, the Term Lenders, Parent and the Administrative Agent. Pursuant to the Exchange Agreement, immediately following the consummation of the Merger, each Term Lender (a) exchanged with the Company all of its rights, title, and interest in, to, and under its Exchanged Term Loan Claims and Bridge Loan Claims (each as defined in the Exchange Agreement) in return for a certain portion of the aggregate principal amount of Take Back Term Loans (as defined in the Exchange Agreement) and (b) contributed to Parent all of its rights, title, and interest in, to and under its Contributed Existing Term Loan Claims (as defined in the Exchange Agreement) in exchange for a certain number of units representing limited liability company interests in Parent, if any. Upon the issuance of the Take Back Term Loans, the effectiveness of the Term Loan Third Amendment, and the consummation of the Contribution Transactions, (i) all Exchanged Term Loan Claims, Bridge Loan Claims, and Contributed Existing Term Loan Claims were deemed satisfied, discharged, terminated, and extinguished in full and (ii) all commitments, if any, under the Existing Term Loan Credit Agreement were terminated and the Term Lenders have no further obligation to make any loans, advances, or other financial accommodations or have any other duties or responsibilities under the Existing Term Loan Credit Agreement.

Certain of the Term Lenders and their affiliates are affiliates of Parent.

Some of the Revolving Lenders and the Term Lenders and/or their affiliates have in the past performed investment banking, financial advisory, lending, underwriting and/or commercial banking services, or other services for the Company and its affiliates (including in connection with the transactions described in this Current Report on Form 8-K), for which they have received customary compensation and expense reimbursement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 1.01, Item 2.03, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the applicable Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the applicable Merger Consideration.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of Superior occurred, and Superior became a direct, wholly-owned subsidiary of the Parent.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, (i) each of Timothy McQuay, Keshav Lall, Michael Bruynesteyn, Richard Giromini, Michael Guo, Paul Humphries, Deven Petito, Ellen Richstone and Majdi Abulaban resigned from their positions as members of the board of directors of the Company and from any and all committees of the board of directors of the Company on which they served and (ii) Majdi Abulaban resigned from his position as an officer of the Company.

Effective as of the Effective Time, Michael Dorah and Shane Giebel became directors of the Company, with Mr. Dorah also being appointed as President and Chief Executive Officer and Mr. Giebel being appointed as Chief Financial Officer and Senior Vice President, FP & A/CFO North America.

The biographies of Mr. Dorah and Mr. Giebel are disclosed in the Company’s Form 10-K filed with the SEC on March 6, 2025 and Form 8-K filed with the SEC on July 22, 2025, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation in effect immediately prior to the Effective Time was amended and restated in its entirety. In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws in effect immediately prior to the Effective Time were amended and restated in their entirety.

Item 7.01	Regulation FD Disclosure

On December 8, 2025, the Company issued a press release announcing, among other things, the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

2.1*
Agreement and Plan of Merger, dated as of July 8, 2025, by and among Superior Industries International, Inc., SUP Parent Holdings, LLC and SUP Merger Sub, Inc. (incorporated by reference to the Current Report on Form 8-K/A filed by the Company on July 9, 2025).

99.1	Press Release, dated December 8, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Schedules (and similar attachments) have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules (and similar attachments) upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules (and similar attachments) so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)

Date: December 8, 2025	/s/ David M. Sherbin
Name: David M. Sherbin
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary